UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 28, 2017

CARE CAPITAL PROPERTIES, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-37356	37-1781195
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
191 N. Wacker Drive, Suite 1200, Chicago, Illinois	60606
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (312) 881-4700

N/A
Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.       Results of Operations and Financial Condition.

On February 28, 2017, Care Capital Properties, Inc. (the “Company”) issued a press release announcing its results of operations for the quarter and year ended December 31, 2016.  A copy of the press release is furnished herewith as Exhibit 99.1 and incorporated in this Item 2.02 by reference.

Item 7.01.       Regulation FD Disclosure.

Supplemental information regarding the Company and its portfolio of skilled nursing facilities and other healthcare assets for the quarter ended December 31, 2016 can be found on the Company’s website under the “Investors” section or at www.carecapitalproperties.com/investors/financial-information/documents.  The information on the Company’s website is not incorporated by reference into this Current Report on Form 8-K.

Item 8.01.       Other Events.

On February 28, 2017, the Company also announced that its Board of Directors declared a regular quarterly dividend of $0.57 per share, payable in cash on March 31, 2017 to stockholders of record on March 10, 2017.

Item 9.01.       Financial Statements and Exhibits.

(a)  Financial Statements of Businesses Acquired.

      Not applicable.

(b)  Pro Forma Financial Information.

      Not applicable.

(c)  Shell Company Transactions.

      Not applicable.

(d)  Exhibits:

Exhibit Number	Description
99.1	Press release issued by the Company on February 28, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARE CAPITAL PROPERTIES, INC.

Date:	February 28, 2017	By:	/s/ Kristen M. Benson
Kristen M. Benson
Executive Vice President, General
Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release issued by the Company on February 28, 2017.

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